                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 0f 1934
Date of Report March 26, 2001
 ...............................................................................
                           Solo & Hurst, Inc.
       (Exact name of Registrant as specified in its charter)
 ...............................................................................

          Nevada                    000-29097                    86-0930437
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification)

  116-3823 Henning Drive - Burnaby, British Columbia, Canada V5C  6P3
         (Address of principal executive offices)           (Zip Code)

                              (604) 294-6588
            (Registrant's telephone number, including area code)
 ...............................................................................



  ITEM 5.Other Events.

Effective January 26, 2001, Registrant amended its articles of incorporation to change its capital structure in the following manner:

ARTICLE IV - CAPITAL STOCK 1. Number of Shares. The aggregate number of capital stock shares which the Corporation shall have authority to issue is Ninety-Five Million (95,000,000) shares, of which Ninety Million (90,000,000) shares shall be common stock, $.001 par value, and Five Million (5,000,000) shares shall be preferred stock, $.001 par value.

                             SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      Solo & Hurst, Inc.

DATE:  March 26, 2001                                 By:  /s/ James Zahn
                                                      --------------------
                                                       President